Exhibit 10.7

MILLENNIAL MEDIA, INC.

2006 EQUITY INCENTIVE PLAN

ADOPTED:  JULY 21, 2006

APPROVED BY STOCKHOLDERS:  JULY 21, 2006

TERMINATION DATE:  JULY 21, 2016

1.                                      PURPOSES.

(a)                                 Eligible Stock Award Recipients.  The persons eligible to receive Stock Awards are Employees, Directors and Consultants.

(b)                                 Available Stock Awards.  The purpose of the Plan is to provide a means by which eligible recipients of Stock Awards may be given an opportunity to benefit from increases in value of the Common Stock through the granting of the following Stock Awards:  (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) stock bonuses and (iv) rights to acquire restricted stock.

(c)                                  General Purpose.  The Company, by means of the Plan, seeks to retain the services of the group of persons eligible to receive Stock Awards, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

2.                                      DEFINITIONS.

(a)                                 “Affiliate” means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

(b)                                 “Board” means the Board of Directors of the Company.

(c)                                  “Capitalization Adjustment” has the meaning ascribed to that term in Section 11(a).

(d)                                 “Cause” means the occurrence of any one or more of the following:  (i) the Participant’s commission of any crime involving fraud, dishonesty or moral turpitude; (ii) the Participant’s attempted commission of or participation in a fraud or act of dishonesty against the Company that results in (or might have reasonably resulted in) material harm to the business of the Company; (iii) the Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or any statutory duty that the Participant owes to the Company; or (iv) the Participant’s conduct that constitutes gross insubordination, incompetence or habitual neglect of duties and that results in (or might have reasonably resulted in) material harm to the business of the Company; provided, however, that the action or conduct described in clauses (iii) and (iv) above will constitute “Cause” only if such action or conduct continues after the Company has provided the Participant with written notice thereof and thirty (30) days to cure the same.

(e)                                  “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)                                    any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction.  Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company by any institutional investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions that are primarily a private financing transaction for the Company or (B) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

(ii)                                there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company if, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction; or

(iii)                            there is consummated a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the Company immediately prior to such sale, lease, license or other disposition.

The term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.

Notwithstanding the foregoing or any other provision of this Plan, the definition of Change in Control (or any analogous term) in an individual written agreement between the

Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Stock Awards subject to such agreement (it being understood, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply).

(f)                                   “Code” means the Internal Revenue Code of 1986, as amended.

(g)                                 “Committee” means a committee of one or more members of the Board appointed by the Board in accordance with Section 3(c).

(h)                                 “Common Stock” means the common stock of the Company.

(i)                                    “Company” means Millennial Media, Inc., a Delaware corporation.

(j)                                    “Consultant” means any person, including an advisor, (i) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or (ii) serving as a member of the Board of Directors of an Affiliate and who is compensated for such services.  However, the term “Consultant” shall not include Directors who are not compensated by the Company for their services as Directors, and the payment of a director’s fee by the Company for services as a Director shall not cause a Director to be considered a “Consultant” for purposes of the Plan.

(k)                                 “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated.  A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, shall not terminate a Participant’s Continuous Service.  For example, a change in status from an employee of the Company to a consultant of an Affiliate or to a Director shall not constitute an interruption of Continuous Service.  The Board or the Chief Executive Officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.  Notwithstanding the foregoing, a leave of absence shall be treated as Continuous Service for purposes of vesting in a Stock Award only to such extent as may be provided in the Company’s leave of absence policy or in the written terms of the Participant’s leave of absence.

(l)                                    “Corporate Transaction” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)                                    a sale or other disposition of all or substantially all, as determined by the Board in its discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii)                                a sale or other disposition of at least ninety percent (90%) of the outstanding securities of the Company;

(iii)                            a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv)                             a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(m)                             “Director” means a member of the Board.

(n)                                 “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

(o)                                 “Employee” means any person employed by the Company or an Affiliate.  Service as a Director or payment of a director’s fee by the Company for such service or for service as a member of the Board of Directors of an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

(p)                                 “Entity” means a corporation, partnership or other entity.

(q)                                 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(r)                                  “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” shall not include (A) the Company or any Subsidiary of the Company, (B) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (C) an underwriter temporarily holding securities pursuant to an offering of such securities, or (D) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company.

(s)                                   “Fair Market Value” means, as of any date, the value of the Common Stock determined in good faith by the Board, and, to the extent applicable, in a manner consistent with Section 260.140.50 of Title 10 of the California Code of Regulations.

(t)                                    “Good Reason” means that one or more of the following are undertaken by the Company without the Participant’s express written consent: (i) the assignment to the Participant of any duties or responsibilities that results in a material diminution in the Participant’s function as in effect immediately prior to the effective date of the Change in Control; provided, however, that a change in the Participant’s title or reporting relationships shall not provide the basis for a voluntary termination with Good Reason; (ii) a material reduction by the Company in the Participant’s annual base salary, as in effect on the effective date of the Change in Control or as increased thereafter; provided, however, that Good Reason shall not be deemed to have occurred in the event of a reduction in the Participant’s annual base salary that is pursuant to a salary reduction program affecting substantially all of the employees of the Company and that does not adversely affect the Participant to a greater extent than other similarly situated employees; (iii) a relocation of the Participant’s business office to a location more than fifty (50) miles from the location at which the Participant performed his or her duties as of the effective date of the Change in Control, except for required travel by the Participant on the Company’s business to an extent substantially consistent with the Participant’s business travel obligations prior to the effective date of the Change in Control; or (iv) a material breach by the Company of any provision of the Plan or the Option Agreement or any other material agreement between the Participant and the Company concerning the terms and conditions of your employment; provided, however, that the action or conduct described in clauses (i), (ii), (iii) and (iv) above will constitute “Good Reason” only if such action or conduct continues after the Participant has provided the Company with written notice thereof and thirty (30) days to cure the same.

(u)                                 “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(v)                                 “Listing Date” means the first date upon which any security of the Company is listed (or approved for listing) upon notice of issuance on any securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system.

(w)                               “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(x)                                 “Officer” means any person designated by the Company as an officer.

(y)                                 “Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

(z)                                  “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant.  Each Option Agreement shall be subject to the terms and conditions of the Plan.

(aa)                          “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(bb)                          “Own,” “Owned,” “Owner,” “Ownership”  means that a person or Entity shall be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(cc)                            “Participant” means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(dd)                          “Plan” means this Millennial Media, Inc. 2006 Equity Incentive Plan.

(ee)                            “Securities Act” means the Securities Act of 1933, as amended.

(ff)                              “Stock Award” means any right granted under the Plan, including an Option, a stock bonus and a right to acquire restricted stock.

(gg)                          “Stock Award Agreement” means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant.  Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(hh)                          “Subsidiary” means, with respect to the Company, (i) any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%).

(ii)                                “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

3.                                      ADMINISTRATION.

(a)                                 Administration by Board.  The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in Section 3(c).

(b)                                 Powers of Board.  The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i)                                    To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; what type or combination of types of Stock Award shall be granted; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Common Stock pursuant to a Stock Award; and the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person.

(ii)                                To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration.  The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iii)                            To effect, at any time and from time to time, with the consent of any adversely affected Optionholders, (1) the reduction in the exercise price of any outstanding Options under the Plan and/or (2) the cancellation of any outstanding Options under the Plan and the grant in substitution therefor of new Options under the Plan covering the same or a different numbers of shares of Common Stock.  The exercise price per share of Common Stock shall be not less than that specified under the Plan for newly granted Stock Awards except that the Board may grant an Option with a lower exercise price if such Option is granted as part of a transaction to which Section 424(a) of the Code applies.

(iv)                             To amend the Plan or a Stock Award as provided in Section 12.

(v)                                 To terminate or suspend the Plan as provided in Section 13.

(vi)                             Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan.

(c)                                  Delegation to Committee.  The Board may delegate administration of the Plan to a Committee or Committees of one (1) or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated.  If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board.  The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

(d)                                 Effect of Board’s Decision.  All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

4.                                      SHARES SUBJECT TO THE PLAN.

(a)                                 Share Reserve.  Subject to the provisions of Section 11(a) relating to Capitalization Adjustments, the Common Stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate 750,000 shares of Common Stock.

(b)                                 Reversion of Shares to the Share Reserve.  If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, or if any shares of Common Stock issued to a Participant pursuant to a Stock Award are forfeited back to or repurchased by the Company because of or in connection with the failure to meet a contingency or condition required to vest such shares in the Participant, the shares of Common Stock that have not been acquired, as well as the shares of Common Stock that have been forfeited or repurchased under such Stock Award shall revert to and again become available for issuance under the Plan; provided, however, that subject to the provisions of Section 11(a) relating to Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued as Incentive Stock Options shall be 750,000 shares of Common Stock.

(c)                                  Source of Shares.  The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

(d)                                 Share Reserve Limitation.  To the extent required by Section 260.140.45 of Title 10 of the California Code of Regulations, the total number of shares of Common Stock issuable upon exercise of all outstanding Options and the total number of shares of Common Stock provided for under any stock award or similar plan of the Company shall not exceed the applicable percentage as calculated in accordance with the conditions and exclusions of Section 260.140.45 of Title 10 of the California Code of Regulations, based on the shares of Common Stock of the Company that are outstanding at the time the calculation is made.

5.                                      ELIGIBILITY.

(a)                                 Eligibility for Specific Stock Awards.  Incentive Stock Options may be granted only to Employees.  Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants.

(b)                                 Ten Percent Stockholders.

(i)                                    A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

(ii)                                To the extent required by Section 260.140.41 of Title 10 of the California Code of Regulations, a Ten Percent Stockholder shall not be granted a Nonstatutory Stock Option unless the exercise price of such Option is at least (i) one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant or (ii) such lower percentage of the Fair Market Value of the Common Stock on the date of grant as is permitted by Section 260.140.41 at the time of the grant of the Option.

(iii)                            To the extent required by Section 260.140.42 of Title 10 of the California Code of Regulations, a Ten Percent Stockholder shall not be granted a stock bonus award or a restricted stock award unless the purchase price is at least (i) one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of grant or (ii) such lower percentage of the Fair Market Value of the Common Stock on the date of grant as is permitted by Section 260.140.42 at the time of the grant of the award.

(c)                                  Consultants.  A Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, either the offer or the sale of the Company’s securities to such Consultant is not exempt under Rule 701 of the Securities Act (“Rule 701”) because of the nature of the services that the Consultant is providing to the Company, because the Consultant is not a natural person, or because of some other provision of Rule 701, unless the Company determines that such grant need not comply with the requirements of Rule 701 and will satisfy another exemption under the Securities Act as well as comply with the securities laws of all other relevant jurisdictions.

6.                                      OPTION PROVISIONS.

Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate.  All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates shall be issued for shares of Common Stock purchased on exercise of each type of Option.  The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

(a)                                 Term.  Subject to the provisions of Section 5(b) regarding Ten Percent Stockholders, no Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

(b)                                 Exercise Price of an Incentive Stock Option.  Subject to the provisions of Section 5(b) regarding Ten Percent Stockholders, the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted.  Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

(c)                                  Exercise Price of a Nonstatutory Stock Option.  Subject to the provisions of Section 5(b) regarding Ten Percent Stockholders, the exercise price of each Nonstatutory Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted.  Notwithstanding the foregoing, a Nonstatutory Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

(d)                                 Consideration.  The purchase price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised or (ii) at the discretion of the Board at the time of the grant of the Option (or subsequently in the case of a Nonstatutory Stock Option) (1) by delivery to the Company of other Common Stock, (2) according to a deferred payment or other similar arrangement with the Optionholder or (3) in any other form of legal consideration that may be acceptable to the Board.  Unless otherwise specifically provided in the Option, the purchase price of Common Stock acquired pursuant to an Option that is paid by delivery to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes).

In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid (1) the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement and (2) the treatment of the Option as a variable award for financial accounting purposes.

(e)                                  Transferability of an Incentive Stock Option.  An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder.  Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

(f)                                   Transferability of a Nonstatutory Stock Option.  A Nonstatutory Stock Option shall not be transferable except by will or by the laws of a descent or distribution (and, to the extent provided in the Option Agreement at the time of grant of the Option, to such further extent as permitted by Section 260.140.41(d) of Title 10 of the California Code of Regulations), and shall be exercisable during the lifetime of the Optionholder only by the Optionholder.  Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

(g)                                 Vesting Generally.  The total number of shares of Common Stock subject to an Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal.  The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate.  The vesting provisions of individual Options may vary.  The provisions of this Section 6(g) are subject to any Option provisions governing the minimum number of shares of Common Stock as to which an Option may be exercised.

(h)                                 Minimum Vesting.  Notwithstanding the foregoing Section 6(g), to the extent that the following restrictions on vesting are required by Section 260.140.41(f) of Title 10 of the California Code of Regulations at the time of the grant of the Option, then:

(i)                                    Options granted to an Employee who is not an Officer, Director or Consultant shall become exercisable for the total number of shares of Common Stock at a rate of at least twenty percent (20%) per year over five (5) years from the date the Option was granted, subject to reasonable conditions such as continued employment;  and

(ii)                                Options granted to Officers, Directors or Consultants may be made fully exercisable, subject to reasonable conditions such as continued employment, at any time or during any period established by the Company.

(i)                                    Termination of Continuous Service.  In the event that an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionholder’s Continuous Service (or such longer or shorter period specified in the Option Agreement, which period shall not be less than thirty (30) days unless such termination is for cause), or (ii) the expiration of the term of the Option as set forth in the Option Agreement.  If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate.

(j)                                    Extension of Termination Date.  An Optionholder’s Option Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service (other than upon the Optionholder’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in Section 6(a) or (ii) the expiration of a period of three (3) months after the termination of the Optionholder’s Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.

(k)                                 Disability of Optionholder.  In the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement, which period shall not be less than six (6) months) or (ii) the expiration of the term of the Option as set forth in the Option Agreement.  If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

(l)                                    Death of Optionholder.  In the event that (i) an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder’s Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionholder’s death pursuant to Section 6(e) or 6(f), but only within the period ending on the earlier of (1) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement, which period shall not be less than six (6) months) or (2) the expiration of the term of such Option as set forth in the Option Agreement.  If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

(m)                             Early Exercise.  The Option may, but need not, include a provision whereby the Optionholder may elect at any time before the Optionholder’s Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option.  Subject to the “Repurchase Limitation” in Section 10(h), any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Board determines to be appropriate.  Provided that the “Repurchase Limitation” in Section 10(h) is not violated, the Company will not exercise its repurchase option until at least six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) have elapsed following exercise of the Option unless the Board otherwise specifically provides in the Option.

(n)                                 Right of Repurchase.  Subject to the “Repurchase Limitation” in Section 10(h), the Option may, but need not, include a provision whereby the Company may elect to repurchase all or any part of the vested shares of Common Stock acquired by the Optionholder pursuant to the exercise of the Option.  Provided that the “Repurchase Limitation” in Section 10(h) is not violated, the Company will not exercise its repurchase option until at least six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) have elapsed following exercise of the Option unless otherwise specifically provided in the Option.

(o)                                 Right of First Refusal.  The Option may, but need not, include a provision whereby the Company may elect, prior to the Listing Date, to exercise a right of first refusal following receipt of notice from the Optionholder of the intent to transfer all or any part of the shares of Common Stock received upon the exercise of the Option.  The Company will not exercise its right of first refusal until at least six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) have elapsed following exercise of the Option unless otherwise specifically provided in the Option.

7.                                      PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS.

(a)                                 Stock Bonus Awards.  Each stock bonus agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate.  The terms and conditions of stock bonus agreements may change from time to time, and the terms and conditions of separate stock bonus agreements need not be identical, but each stock bonus agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)                                    Purchase Price; Consideration.  Subject to the provisions of Section 5(b) regarding Ten Percent Stockholders, and to the extent required by any applicable provisions of the California Code of Regulations, the purchase price under each stock bonus award shall be not less than eighty-five (85%) of the Fair Market Value of the Common Stock on the date the award is granted, the consideration for which shall be past services actually rendered to the Company or an Affiliate for its benefit.

(ii)                                Vesting.  Subject to the “Repurchase Limitation” in Section 10(h), shares of Common Stock awarded under the stock bonus agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

(iii)                            Termination of Participant’s Continuous Service.  Subject to the “Repurchase Limitation” in Section 10(h), in the event that a Participant’s Continuous Service terminates, the Company may reacquire any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination under the terms of the stock bonus agreement.  Provided that the “Repurchase Limitation” in Section 10(h) is not violated, the Company will not exercise its repurchase option until at least six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) have elapsed following receipt of the stock bonus unless otherwise specifically provided in the stock bonus agreement.

(iv)                             Transferability.  Rights to acquire shares of Common Stock under the stock bonus agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the stock bonus agreement, and as permitted under Section 260.140.42(c) of Title 10 of the California Code of Regulations if applicable, as the Board shall determine in its discretion, so long as Common Stock awarded under the stock bonus agreement remains subject to the terms of the stock bonus agreement.

(b)                                 Restricted Stock Awards.  Each restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate.  The terms and conditions of the restricted stock purchase agreements may change from time to time, and the terms and conditions of separate restricted stock purchase agreements need not be identical, but each restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)                                    Purchase Price.  Subject to the provisions of Section 5(b) regarding Ten Percent Stockholders, at the time of the grant of a restricted stock award, the Board shall determine the price to be paid by the Participant for the Common Stock subject to the award, provided that to the extent required by any applicable provisions of the California Code of Regulations, such price shall be not less than eighty-five percent (85%) of the Fair Market Value of the Common Stock on either the date the award is granted or the date on which the purchase is consummated.

(ii)                                Consideration.  The purchase price of Common Stock acquired pursuant to the restricted stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board, according to a deferred payment or other similar arrangement with the Participant that shall be evidenced by a promissory note and appropriate loan documentation, as requested by the Company; or (iii) in the form of past services actually rendered to the Company or an Affiliate for its benefit, or services to be rendered, if permitted; (iv) in any other form of legal consideration that may be acceptable to the Board in its discretion; or (v) in any combination of the foregoing; provided, however, that to the extent applicable state corporate laws so require, payment of the Common Stock’s “par value,” as defined by applicable state statutes, shall be made in cash or in another form of acceptable consideration and not by deferred payment.

(iii)                            Vesting.  Subject to the “Repurchase Limitation” in Section 10(h), shares of Common Stock acquired under the restricted stock purchase agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

(iv)                             Termination of Participant’s Continuous Service.  Subject to the “Repurchase Limitation” in Section 10(h), in the event that a Participant’s Continuous Service terminates, the Company may repurchase or otherwise reacquire any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination under the terms of the restricted stock purchase agreement.  Provided that the “Repurchase Limitation” in Section 10(h) is not violated, the Company will not exercise its repurchase option until at least six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) have elapsed following the purchase of the restricted stock unless otherwise specifically provided in the restricted stock purchase agreement.

(v)                                 Transferability.  Rights to acquire shares of Common Stock under the restricted stock purchase agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the restricted stock purchase agreement, and as permitted under Section 260.140.42(c) of Title 10 of the California Code of Regulations if applicable, as the Board shall determine in its discretion, so long as Common Stock awarded under the restricted stock purchase agreement remains subject to the terms of the restricted stock purchase agreement.

8.                                      COVENANTS OF THE COMPANY.

(a)                                 Availability of Shares.  During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

(b)                                 Securities Law Compliance.  The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award.  If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained.

9.                                      USE OF PROCEEDS FROM STOCK.

Proceeds from the sale of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

10.                               MISCELLANEOUS.

(a)                                 Acceleration of Exercisability and Vesting.  The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

(b)                                 Stockholder Rights.  No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Stock Award unless and until such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

(c)                                  No Employment or other Service Rights.  Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(d)                                 Incentive Stock Option $100,000 Limitation.  To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of a Stock Award Agreement.

(e)                                  Investment Assurances.  The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock.  The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (1) the issuance of the shares of Common Stock upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act or (2) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws.  The

Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(f)                                   Withholding Obligations.  To the extent provided by the terms of a Stock Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under a Stock Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means:  (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Stock Award; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lower amount as may be necessary to avoid variable award accounting); or (iii) delivering to the Company owned and unencumbered shares of Common Stock.

(g)                                 Information Obligation.  To the extent required by Section 260.140.46 of Title 10 of the California Code of Regulations, the Company shall deliver financial statements to Participants at least annually.  This Section 10(g) shall not apply to key Employees whose duties in connection with the Company assure them access to equivalent information.

(h)                                 Repurchase Limitation.  The terms of any repurchase option shall be specified in the Stock Award, and the repurchase price may be either the Fair Market Value of the shares of Common Stock on the date of termination of Continuous Service or the lower of (i) the Fair Market Value of the shares of Common Stock on the date of repurchase or (ii) their original purchase price.  To the extent required by Section 260.140.41 and Section 260.140.42 of Title 10 of the California Code of Regulations at the time a Stock Award is made, any repurchase option contained in a Stock Award granted to a person who is not an Officer, Director or Consultant shall be upon the terms described below:

(i)                                    Fair Market Value.  If the repurchase option gives the Company the right to repurchase the shares of Common Stock upon termination of Continuous Service at not less than the Fair Market Value of the shares of Common Stock to be purchased on the date of termination of Continuous Service, then (i) the right to repurchase shall be exercised for cash or cancellation of purchase money indebtedness for the shares of Common Stock within ninety (90) days of termination of Continuous Service (or in the case of shares of Common Stock issued upon exercise of Options after such date of termination, within ninety (90) days after the date of the exercise) or such longer period as may be agreed to by the Company and the Participant (for example, for purposes of satisfying the requirements of Section 1202(c)(3) of the Code regarding “qualified small business stock”) and (ii) the right terminates when the shares of Common Stock become publicly traded.

(ii)                                Original Purchase Price.  If the repurchase option gives the Company the right to repurchase the shares of Common Stock upon termination of Continuous Service at the lower of (i) the Fair Market Value of the shares of Common Stock on the date of repurchase or

(ii) their original purchase price, then (x) the right to repurchase at the original purchase price shall lapse at the rate of at least twenty percent (20%) of the shares of Common Stock per year over five (5) years from the date the Stock Award is granted (without respect to the date the Stock Award was exercised or became exercisable) and (y) the right to repurchase shall be exercised for cash or cancellation of purchase money indebtedness for the shares of Common Stock within ninety (90) days of termination of Continuous Service (or in the case of shares of Common Stock issued upon exercise of Options after such date of termination, within ninety (90) days after the date of the exercise) or such longer period as may be agreed to by the Company and the Participant (for example, for purposes of satisfying the requirements of Section 1202(c)(3) of the Code regarding “qualified small business stock”).

11.                               ADJUSTMENTS UPON CHANGES IN STOCK.

(a)                                 Capitalization Adjustments.  If any change is made in, or other event occurs with respect to, the Common Stock subject to the Plan or subject to any Stock Award without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating distribution, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company (each, a “Capitalization Adjustment”), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject to the Plan pursuant to Sections 4(a) and 4(b) and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of securities and price per share of Common Stock subject to such outstanding Stock Awards.  The Board shall make such adjustments, and its determination shall be final, binding and conclusive.  (The conversion of any convertible securities of the Company shall not be treated as a transaction “without receipt of consideration” by the Company.)

(b)                                 Dissolution or Liquidation.  In the event of a dissolution or liquidation of the Company, then all outstanding Options shall terminate immediately prior to the completion of such dissolution or liquidation, and shares of Common Stock subject to the Company’s repurchase option may be repurchased by the Company notwithstanding the fact that the holder of such stock is still in Continuous Service.

(c)                                  Corporate Transaction.  In the event of a Corporate Transaction, any surviving corporation or acquiring corporation may assume or continue any or all Stock Awards outstanding under the Plan or may substitute similar stock awards for Stock Awards outstanding under the Plan (it being understood that similar stock awards include, but are not limited to, awards to acquire the same consideration paid to the stockholders or the Company, as the case may be, pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Stock Awards may be assigned by the Company to the successor of the Company (or such successor’s parent company), if any, in connection with such Corporate Transaction.  In the event that any surviving corporation or acquiring corporation does not assume or continue any or all such outstanding Stock Awards or substitute similar stock awards for such outstanding Stock Awards, then with respect to Stock Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction, each Participant will have the opportunity to exercise vested Stock Awards contingent upon the effectiveness of the Corporate Transaction.  The Stock Awards shall terminate if not exercised (if applicable) at or prior to such effective time, and any reacquisition or repurchase rights held by the Company with respect to such Stock Awards held by Participants whose Continuous Service has not terminated shall (contingent upon the effectiveness of the Corporate Transaction) lapse.  With respect to any other Stock Awards outstanding under the Plan that have not been assumed, continued or substituted, the vesting of such Stock Awards (and, if applicable, the time at which such Stock Award may be exercised) shall not be accelerated unless otherwise provided in a written agreement between the Company or any Affiliate and the holder of such Stock Award, and such Stock Awards shall terminate if not exercised (if applicable) prior to the effective time of the Corporate Transaction.

(d)                                 Change in Control.  A Stock Award held by any Participant whose Continuous Service has not terminated prior to the effective time of a Change in Control may be subject to additional acceleration of vesting and exercisability prior to, upon or after such event as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration shall occur.

12.                               AMENDMENT OF THE PLAN AND STOCK AWARDS.

(a)                                 Amendment of Plan.  The Board at any time, and from time to time, may amend the Plan.  However, except as provided in Section 11(a) relating to Capitalization Adjustments, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy the requirements of Section 422 of the Code.

(b)                                 Stockholder Approval.  The Board, in its sole discretion, may submit any other amendment to the Plan for stockholder approval.

(c)                                  Contemplated Amendments.  It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

(d)                                 No Impairment of Rights.  Rights under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

(e)                                  Amendment of Stock Awards.  The Board at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that the rights under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

13.                               TERMINATION OR SUSPENSION OF THE PLAN.

(a)                                 Plan Term.  The Board may suspend or terminate the Plan at any time.  Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier.  No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b)                                 No Impairment of Rights.  Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the Participant.

14.                               EFFECTIVE DATE OF PLAN.

The Plan shall become effective as determined by the Board, but no Stock Award shall be exercised (or, in the case of a stock bonus, shall be granted) unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

15.                               CHOICE OF LAW.

The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of laws rules.

EXHIBIT A

AMENDMENT TO 2006 EQUITY INCENTIVE PLAN

RECITALS

By action of the Board of Directors on December 22, 2006 and stockholders on December 22, 2006, Millennial Media, Inc., a Delaware corporation (the “Company”), adopted the following amendment to its 2006 Equity Incentive Plan (the “Plan”):

AMENDMENT

1.     Section 4(a) of the Plan is hereby deleted in its entirety and replaced with the following:

“Share Reserve.  Subject to the provisions of Section 11(a) relating to Capitalization Adjustments, the Common Stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate 1,000,000 shares of Common Stock.”

2.     Except as set forth in this Amendment, the Plan shall be unaffected hereby and shall remain in full force and effect.

* * *

I hereby certify that the foregoing amendment to the Plan was duly adopted by the Board of Directors of the Company on December 22, 2006.

Executed on this 22nd day of December, 2006.

/s/ Paul Palmieri
Paul Palmieri, Secretary

* * * *

I hereby certify that the foregoing amendment to the Plan was duly approved by the stockholders of the Company on December 22, 2006.

Executed on this 22nd day of December, 2006.

/s/ Paul Palmieri
Paul Palmieri, Secretary

EXHIBIT A

AMENDMENT TO 2006 EQUITY INCENTIVE PLAN

RECITALS

By action of the Board of Directors on July 5, 2007 and stockholders on July 5, 2007, Millennial Media, Inc., a Delaware corporation (the “Company”), adopted the following amendment to its 2006 Equity Incentive Plan (the “Plan”):

AMENDMENT

1.     Section 4(a) of the Plan is hereby deleted in its entirety and replaced with the following:

“Share Reserve.  Subject to the provisions of Section 11(a) relating to Capitalization Adjustments, the Common Stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate 1,204,171 shares of Common Stock.”

2.     Except as set forth in this Amendment, the Plan shall be unaffected hereby and shall remain in full force and effect.

* * *

I hereby certify that the foregoing amendment to the Plan was duly adopted by the Board of Directors of the Company on July 5, 2007.

Executed on this 5th day of July, 2007.

/s/ Paul Palmieri
Paul Palmieri, Secretary

* * * *

I hereby certify that the foregoing amendment to the Plan was duly approved by the stockholders of the Company on July 5, 2007.

Executed on this 5th day of July, 2007.

/s/ Paul Palmieri
Paul Palmieri, Secretary

AMENDMENT TO 2006 EQUITY INCENTIVE PLAN

RECITALS

By action of the Board of Directors on February 26, 2008 and stockholders on February 26, 2008, MILLENNIAL MEDIA, INC., a Delaware corporation (the “Company”), adopted the following amendment to its 2006 Equity Incentive Plan, as amended (the “Plan”):

AMENDMENT

1.     Section 4(a) of the Plan is hereby deleted in its entirety and replaced with the following:

“Share Reserve. Subject to the provisions of Section 11(a) relating to Capitalization Adjustments, the Common Stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate 1,504,171 shares of Common Stock.”

2.     Except as set forth in this Amendment, the Plan shall be unaffected hereby and shall remain in full force and effect.

* * *

I hereby certify that the foregoing amendment to the Plan was duly adopted by the Board of Directors of the Company on February 26, 2008.

Executed on this 26th day of February, 2008.

/s/ Paul Palmieri
Paul Palmieri, Secretary

* * * *

I hereby certify that the foregoing amendment to the Plan was duly approved by the stockholders of the Company on February 26, 2008.

Executed on this 26th day of February, 2008.

/s/ Paul Palmieri
Paul Palmieri, Secretary

AMENDMENT TO 2006 EQUITY INCENTIVE PLAN

RECITALS

By action of the Board of Directors on November 13, 2009 and stockholders on November 13, 2009, MILLENNIAL MEDIA, INC., a Delaware corporation (the “Company”), adopted the following amendment to its 2006 Equity Incentive Plan, as amended (the “Plan”):

AMENDMENT

1.     Section 4(a) of the Plan is hereby deleted in its entirety and replaced with the following:

“Share Reserve. Subject to the provisions of Section 11(a) relating to Capitalization Adjustments, the Common Stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate 9,020,855 shares of Common Stock (after giving effect to the 5 for 1 forward stock split effected by the Company on November 13, 2009).”

2.     Except as set forth in this Amendment, the Plan shall be unaffected hereby and shall remain in full force and effect.

* * *

I hereby certify that the foregoing amendment to the Plan was duly adopted by the Board of Directors of the Company on November 13, 2009.

Executed on this 13th day of November, 2009.

/s/ Paul Palmieri
Paul Palmieri, Secretary

* * * *

I hereby certify that the foregoing amendment to the Plan was duly approved by the stockholders of the Company on November 13, 2009.

Executed on this 13th day of November, 2009.

/s/ Paul Palmieri
Paul Palmieri, Secretary

AMENDMENT TO 2006 EQUITY INCENTIVE PLAN

RECITALS

By action of the Board of Directors on December 22, 2010 and stockholders on December 22, 2010, MILLENNIAL MEDIA, INC., a Delaware corporation (the “Company”), adopted the following amendment to its 2006 Equity Incentive Plan, as amended (the “Plan”):

AMENDMENT

1.     Section 4(a) of the Plan is hereby deleted in its entirety and replaced with the following:

“Share Reserve. Subject to the provisions of Section 11(a) relating to Capitalization Adjustments, the Common Stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate 10,470,855 shares of Common Stock (after giving effect to the 5 for 1 forward stock split effected by the Company on November 13, 2009).”

2.     Section 4(b) of the Plan is hereby deleted in its entirety and replaced with the following:

“Reversion of Shares to the Share Reserve. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, or if any shares of Common Stock issued to a Participant pursuant to a Stock Award are forfeited back to or repurchased by the Company because of or in connection with the failure to meet a contingency or condition required to vest such shares in the Participant, the shares of Common Stock that have not been acquired, as well as the shares of Common Stock that have been forfeited or repurchased under such Stock Award shall revert to and again become available for issuance under the Plan; provided, however, that subject to the provisions of Section 11(a) relating to Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued as Incentive Stock Options shall be 10,470,855 shares of Common Stock (after giving effect to the 5 for 1 forward stock split effected by the Company on November 13, 2009).”

3.     Except as set forth in this Amendment, the Plan shall be unaffected hereby and shall remain in full force and effect.

* * *

I hereby certify that the foregoing amendment to the Plan was duly adopted by the Board of Directors of the Company on December 22, 2010.

Executed on this 22 day of December, 2010.

/s/ Paul Palmieri
Paul Palmieri, Secretary

* * * *

I hereby certify that the foregoing amendment to the Plan was duly approved by the stockholders of the Company on December 22, 2010.

Executed on this 22nd day of December, 2010.

/s/ Paul Palmieri
Paul Palmieri, Secretary

[SIGNATURE PAGE TO AMENDMENT TO 2006 EQUITY INCENTIVE PLAN]